UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _)
______________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VivoSim Labs, Inc.

(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VivoSim Labs, Inc.
11555 Sorrento Valley Rd., Suite 100
San Diego, CA 92121

November 3, 2025

Dear Stockholder:

You are cordially invited to attend this year’s Annual Meeting of Stockholders of VivoSim Labs, Inc. on Tuesday, December 16, 2025 at 9:00 a.m. (Pacific Daylight Time). The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/VIVS2025.

On or about November 3, 2025, we will mail our proxy materials to our stockholders, comprised of the enclosed Annual Report, the Notice of Annual Meeting of Stockholders, the Proxy Statement, and proxy card.

The matters to be acted upon are described in the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, we will respond to questions from stockholders.

Whether or not you plan to virtually attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or you can also vote by mail by following the instructions on your proxy card. If you virtually attend the meeting, you will have the right to revoke your proxy and vote electronically during the meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of our Board of Directors, thank you for your continued support and interest.

Sincerely yours,

Keith Murphy
Executive Chairman and Corporate Secretary

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VIVOSIM LABS, INC. NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2025

To Our Stockholders:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of VivoSim Labs, Inc. (“we,” “us,” “our,” “VivoSim” or the “Company”) will be held on Tuesday, December 16, 2025, at 9:00 a.m. (Pacific Daylight Time). The Annual Meeting will be completely virtual. You may attend the meeting, submit questions and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/VIVS2025. At the Annual Meeting, our stockholders will be asked:

1.
To elect each of Douglas Jay Cohen and David Gobel as a Class II director to hold office until the 2028 Annual Meeting of Stockholders and until his respective successor is elected and qualified;
2.
To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026;
3.
To approve, on an advisory basis, the compensation of our named executive officers;
4.
To approve, on an advisory basis, the frequency of the advisory vote on the Company’s executive compensation of one, two or three years; and
5.
To transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote FOR each of the director nominees, FOR proposals 2 and 3, and for “ONE YEAR” with respect to proposal 4 listed above. Stockholders of record at the close of business on October 17, 2025 are entitled to notice of, and to vote on, all matters at the Annual Meeting and any reconvened meeting following any adjournments or postponements thereof. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at our corporate offices located at 11555 Sorrento Valley Rd., Suite 100, San Diego, CA 92121.

All stockholders are invited to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the proxy card. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: This Notice of 2025 Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at www.proxyvote.com.

By Order of the Board of Directors

Keith Murphy
Executive Chairman and Corporate Secretary

November 3, 2025

2025 Proxy Statement Summary

To assist you in reviewing the Proxy Statement for the VivoSim Labs, Inc. (“we,” “us,” “our,” “VivoSim” or the “Company”) 2025 Annual Meeting of Stockholders (the “Annual Meeting”), we call your attention to the following summary information about the Annual Meeting, the proposals to be considered at the Annual Meeting and our corporate governance and compensation frameworks. For more complete information, please review our Proxy Statement. Regardless of the number of shares you own, your VOTE is very important. Even if you presently plan to virtually attend the Annual Meeting, please vote or submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the proxy card. If you do virtually attend the Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.

Annual Meeting of Stockholders

Date and Time:	December 16, 2025 at 9:00 a.m. (Pacific Daylight Time)
Place:	www.virtualshareholdermeeting.com/VIVS2025
Record Date:	October 17, 2025
Voting:

If you were a “stockholder of record” or beneficial owner of shares held in “street name” as of the Record Date, you may vote your shares. You may vote in person at the Annual Meeting or by the internet, telephone or mail. See the “General Information – Voting Instructions” in the Proxy Statement for more detail regarding how you may vote your shares.

Virtual Meeting:

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders. You can virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VIVS2025, where you will be able to vote your shares and submit your questions during the meeting via the internet. There will not be a physical meeting location and you will not be able to attend in person.

The Annual Meeting starts at 9:00 a.m. (Pacific Daylight Time). We encourage you to access the meeting website prior to the start time to allow time for check-in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page.

You do not need to register to virtually attend the Annual Meeting webcast. Follow the instructions on your proxy card to access the Annual Meeting.

Proposals and Voting Recommendations

	Board Vote Recommendation	Page References (for more detail)
Proposals:
(1) Election of two Class II directors each to hold office until the 2028 Annual Meeting of Stockholders and until his respective successor is elected and qualified.	FOR EACH NOMINEE	6 – 7
(2) Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026.	FOR	8 – 9
(3) Approval, on an advisory and non-binding basis, of the compensation of our named executive officers.	FOR	10
(4) Approval, on an advisory and non-binding basis, of the frequency of the advisory vote on the Company's executive compensation of one, two, or three years.	“ONE YEAR”	11

Current Corporate Governance Summary Facts

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serve our stockholders well and maintain our integrity in the marketplace. The following table summarizes some of the key elements of our current corporate governance framework:

Size of Board	5
Number of Independent Directors	4
Lead Independent Director	Yes
Review Board and Board Committee Independence and Qualifications	Annual
Board Self-Evaluation	Periodic
Hold Executive Sessions	Yes
Diverse Board (as to background, experience and skills)	Yes
Board has Adopted Corporate Governance Guidelines	Yes
Board has Not Amended Charters or Taken Actions to Reduce Stockholder Rights	True
Director Meeting Attendance Above 75%	Yes
Stock Ownership Guidelines	Yes
No Family Relationships Among Officers and Directors	True
All Committee Chairs and Other Committee Members Qualify as Independent Directors	Yes
Plurality Plus Standard in Director Elections	Yes

Summary of Compensation Best Practices

Our Board established a Compensation Committee of the Board (the “Compensation Committee”) comprised of three independent directors in accordance with the rules and regulations established by the Securities and Exchange Commission (the “SEC”) and the Nasdaq Capital Market. Our Board has delegated to the Compensation Committee the authority to establish the Company’s executive compensation program and to approve all compensation received by the Company’s executive officers and the other members of its management team. Since October 1, 2020, the Compensation Committee has retained, on an annual basis, Anderson Pay Advisors LLC (“Anderson”) as its independent compensation consultant, to assist it in evaluating the Company’s executive compensation program and selecting an appropriate peer group of comparable companies for purposes of setting executive compensation.

The Compensation Committee periodically reviews best practices in governance and executive compensation. The following is a high-level summary of certain executive compensation practices that the Compensation Committee believes drive Company performance and serve our stockholders’ long-term interests:

Compensation Committee Comprised of At Least Three Independent Directors	Yes
Independent Compensation Consultant Retained	Yes
Compensation Committee Members all qualify as “outside directors” and “non-employee directors”	True
Compensation Based on Comparison to Peer Group Data	Yes
All Directors and Officers Subject to Stock Ownership Guidelines	Yes
Compensation Committee Performs Compensation Risk Assessment	Annual
Prohibitions Against all Directors, Officers and Employees Hedging or Pledging Stock	Yes
Incentive Plans Based on Performance Metrics	Yes
Company Does Not Offer Tax Gross Ups for Severance or Change of Control	Yes
Reasonable and Double Trigger Accelerated Vesting Provisions Adopted	Yes
No Multi-Year Guaranteed Bonuses	Yes
Stock Option Plan Prohibits Option Repricing and Share Recycling	Yes
Company Has Not Repriced Options in Last Three Years	Yes
No Executive Employment Agreements with Guaranteed Terms	Yes
Offer Limited Perquisites to Executives	Yes
Consider Prior Year’s Advisory Vote regarding Named Executive Officer Compensation	Yes
Equity Incentive Plans Do Not Contain an “Evergreen” Feature	Yes

v

VIVOSIM LABS, INC.
11555 Sorrento Valley Rd., Suite 100,

San Diego, CA 92121

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 16, 2025

This Proxy Statement, along with a proxy card, is being mailed and made available to our stockholders on or about November 3, 2025

GENERAL INFORMATION

We have made these proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of VivoSim Labs, Inc. of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Tuesday, December 16, 2025 at 9:00 a.m. (Pacific Daylight Time) via live webcast by visiting www.virtualshareholdermeeting.com/VIVS2025. References in this Proxy Statement to the “Company,” “VivoSim,” “we,” “our” and “us” are to VivoSim Labs, Inc. and its subsidiaries.

Record Date

Holders of shares of our common stock, our only class of issued and outstanding voting securities, at the close of business on October 17, 2025 (the “Record Date”) are entitled to vote on the proposals presented at the Annual Meeting. As of October 17, 2025, we had 2,607,962 issued and outstanding shares of common stock.

Quorum

The presence, in person or by proxy, of the holders of at least 869,321 shares of common stock, representing one-third of the outstanding shares of common stock entitled to vote at the virtual Annual Meeting, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The Annual Meeting may be adjourned or postponed from time to time and at any reconvened meeting, action with respect to the matters specified in this Proxy Statement may be taken without further notice to stockholders except as required by applicable law and our charter documents.

Virtual Annual Meeting

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders. You can virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VIVS2025, where you will be able to vote your shares and submit your questions during the meeting via the internet. There will not be a physical meeting location and you will not be able to attend in person.

We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may vote by internet, by telephone or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card.

The Annual Meeting starts at 9:00 a.m. (Pacific Daylight Time) on Tuesday, December 16, 2025. We encourage you to access the meeting website prior to the start time to allow time for check-in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page.

You do not need to register to virtually attend the Annual Meeting webcast. Follow the instructions on your proxy card to access the Annual Meeting.

If you wish to submit a question on the day of the Annual Meeting, you may log in to the virtual meeting platform at www.virtualshareholdermeeting.com/VIVS2025, type your question into the “Ask a Question” field and click “Submit.” Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to annual meeting matters and, therefore, will not be answered.

Stockholders of Record

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote live at the Annual Meeting. All shares represented by a proxy will be voted at the Annual Meeting, and where a stockholder specifies choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement, in favor of Proposals 2 and 3, and in favor of “one year” for proposal 4.

Shares Held in Street Name

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”), as further described below under the heading “Broker Non-Votes.”

Please note that if your shares are held of record by a broker, bank, trustee or nominee and you wish to vote at the virtual Annual Meeting, you will not be permitted to vote at the virtual meeting unless you first obtain a proxy issued in your name from the record holder.

Broker Non-Votes

Broker non-votes are shares held by brokers, banks or other nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers, banks or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. The sole routine matter to be considered at the Annual Meeting is Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm. The remaining proposals are considered to be non-routine matters. As a result, if you do not provide your brokers or nominees with voting instructions on these non-routine matters, your shares will not be voted on these proposals.

Voting Matters

Stockholders are entitled to cast one vote per share of common stock on each matter presented for consideration by the stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the day of the Annual Meeting.

There are four proposals scheduled to be voted on at the Annual Meeting:

1.
To elect each of Douglas Jay Cohen and David Gobel as a Class II director to hold office until the 2028 Annual Meeting of Stockholders and until his respective successor is elected and qualified;

2.
To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026;
3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers; and
4.
To approve, on a non-binding advisory basis, the frequency of the advisory vote on the Company’s executive compensation of one, two, or three years.

Our Board of Directors recommends a vote FOR each of the director nominees, FOR proposals 2 and 3 and for “ONE YEAR” with respect to proposal 4, listed above.

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Votes Required

Proposal 1 – Election of Directors

Under our Certificate of Incorporation, and our amended and restated bylaws (the “Bylaws”), the Class II directors will be elected by a plurality of the votes cast on this proposal at the Annual Meeting assuming a quorum is present. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

Because this is an uncontested election of directors (an election in which the number of persons properly nominated to serve as director does not exceed the number of directors to be elected), each of Mr. Cohen and Mr. Gobel will be elected to the Board under the plurality voting standard if he receives any vote “FOR” his election. However, pursuant to the Company’s corporate governance guidelines, in an uncontested election, if a nominee receives a greater number of votes “withheld” than votes “for” such nominee’s election, then such nominee must tender such nominee’s resignation to the Board. The Nominating and Corporate Governance Committee will then determine whether the Board should accept or reject such director nominee’s resignation and will submit a recommendation to the Board for prompt consideration by the Board. The Board then will review the Nominating and Corporate Governance Committee’s recommendation and accept or reject the director nominee’s resignation within 100 days following certification of the stockholder vote for the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE ELECTION OF DOUGLAS JAY COHEN AND DAVID GOBEL AS CLASS II DIRECTORS.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

If a quorum is present, the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for ratification of the appointment of our independent registered public accounting firm. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

Proposal 3 – Advisory Vote to Approve Compensation of Named Executive Officers

If a quorum is present, the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 4 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The option of one year, two years or three years that receives the highest number of votes cast on this proposal will be the frequency for the advisory vote on the Company’s executive compensation that has been recommended by stockholders. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered as votes cast for or against this proposal and will therefore have no effect on the outcome of the vote. However, because this vote is advisory and is not binding on our Board, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE, ON AN ADVISORY BASIS, FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR BY SELECTING “ONE YEAR”.

Voting Instructions

If you are a stockholder of record, you can vote in the following ways:

•
By Internet: by following the internet voting instructions included on the proxy card at any time up until 11:59 p.m., Eastern Time, on December 15, 2025.
•
By Telephone: by following the telephone voting instructions included on the proxy card at any time up until 11:59 p.m., Eastern Time, on December 15, 2025.
•
By Mail: you may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

You may also vote your shares during the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the virtual Annual Meeting.

If you hold shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Proxies

Proxies are solicited by and on behalf of our Board and we will bear the entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders.

All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted: (i) in favor of the election of the two director nominees contained in this Proxy Statement, (ii) in favor of ratifying the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, (iii) in favor of the non-binding advisory vote on the compensation of our named executive officers; (iv) in favor of the approval, on an advisory and non-binding basis, of the frequency of the advisory vote on the Company’s executive compensation of one year; and (v) in the discretion of the proxy holders on any other matter that comes before the meeting.

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this Proxy Statement. Your broker may vote your shares on Proposal 2 to ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm, but will not be permitted to vote your shares with respect to Proposal 1, the election of the Class II directors, Proposal 3, the non-binding advisory vote on the compensation of our named executive officers, and Proposal 4, the approval, on an advisory and non-binding basis, of the frequency of the advisory vote on the Company’s executive compensation of one, two or three years, unless you provide instructions as to how to vote your shares. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote at the virtual meeting unless you first receive materials necessary to access the Annual Meeting from the record holder.

Proxy Revocation Procedure

If you are a stockholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the date of the Annual Meeting, (ii) by voting again via the internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on December 15, 2025, (iii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken prior to 11:59 p.m. (Eastern Time) on December 15, 2025), or (iv) by virtually attending the Annual Meeting and voting electronically by going to www.virtualshareholdermeeting.com/VIVS2025 and using your unique control number that was included in the Proxy Materials that you received in the mail. Attendance at the virtual Annual Meeting will not in and of itself revoke a proxy.

If your shares are held by a bank, broker or other agent, you may change your vote by submitting new voting instructions to your bank, broker or other agent, or by referring to your proxy card or other information forwarded by your bank or broker.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Interests of Officers and Directors in Any Matters to be Acted Upon at the Annual Meeting

Each of Mr. Cohen and Mr. Gobel has an interest in Proposal 1, the election of Mr. Cohen and Mr. Gobel as Class II directors, as each of them is currently a member of the Board that is up for reelection. Members of the Board and our executive officers do not have any interest in Proposal 2, the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm. Our named executive officers have an interest in Proposals 3 and 4, as the compensation for our named executive officers and the frequency of the advisory vote on the Company’s executive compensation are subject to this vote.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Certificate of Incorporation and Bylaws provide for a classified Board consisting of three classes of directors with staggered three-year terms. The Board currently consists of five directors, having terms expiring at the respective annual meetings of stockholders listed below:

2025 Annual Meeting	2026 Annual Meeting	2027 Annual Meeting
Douglas Jay Cohen	Keith Murphy	Alison Milhous
David Gobel	Adam Stern

Proposal to Elect Two Directors to Hold Office for Three Years until the 2028 Annual Meeting

The Board is recommending, and has nominated for election at the Annual Meeting, the following slate of two nominees, each to hold office for three years until the 2028 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified.

Name	Age	Director Since	Principal Occupation	Experience/ Qualifications	Current Committee Membership	Independent?
Douglas Jay Cohen	54	2020	President and Chief Executive Officer of IR Medtek LLC; President and Chief Executive Officer of Beacon Street Innovations	Leadership, Industry, Strategy, Corporate Finance	- Audit Committee - Compensation Committee - Nominating and Corporate Governance Committee	Yes
David Gobel	72	2020	Chief Executive Officer of Methuselah Fund LLC and Methuselah Foundation	Leadership, Industry, Strategy, Corporate Finance	- Compensation Committee - Nominating and Corporate Governance Committee - Science and Technology Committee	Yes

Each of the nominees is currently serving as a director and has indicated his willingness to serve if elected, but if either nominee should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute as the Board of Directors may designate, unless a contrary instruction is indicated in the proxy.

Additional Information

For additional information about each nominee and each of the other directors serving on our Board, please see pages 12-14 in this Proxy Statement.

Vote Required

Under our Certificate of Incorporation and Bylaws, the Class II directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting assuming a quorum is present. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

Because this is an uncontested election of directors (an election in which the number of persons properly nominated to serve as director does not exceed the number of directors to be elected), each of Mr. Cohen and Mr. Gobel will be elected to the Board under the plurality voting standard if he receives any votes “FOR” their re-election. However, pursuant to the Company’s corporate governance guidelines, in an uncontested election, if a nominee receives a greater number of votes “withheld” than votes “for” such nominee’s election, then such nominee must tender such nominee’s resignation to the Board. The Nominating and Corporate Governance Committee will then determine whether the Board should accept or reject such director nominee’s resignation and will submit a recommendation to the Board for prompt consideration by the Board. The Board will then review the Nominating and Corporate Governance Committee’s recommendation and accept or reject the director nominee’s resignation within 100 days following certification of the stockholder vote for the Annual Meeting.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE ELECTION OF EACH OF DOUGLAS JAY COHEN AND DAVID GOBEL.

Unless otherwise instructed, it is the intention of the persons named as proxy holders in the proxy card to vote shares represented by properly executed proxy cards for the election of each of Douglas Jay Cohen and David Gobel.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders will be asked to ratify the appointment of Rosenberg Rich Baker Berman P.A. (“RRBB P.A.”) as our independent registered public accounting firm for the fiscal year ending March 31, 2026. Representatives of RRBB P.A. are expected to be present at the virtual Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions. RRBB P.A. has served as our independent registered public accounting firm since August 31, 2023.

In the event our stockholders fail to ratify the appointment of RRBB P.A., the Audit Committee of the Board (the “Audit Committee”) will reconsider its appointment. In addition, even if our stockholders ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that a change would be in the best interests of the Company and its stockholders.

Audit and Non-Audit Fees

Our Audit Committee is responsible for, and has approved, the engagement of RRBB P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026.

The Audit Committee has and intends to continue to meet with RRBB P.A. on a quarterly or more frequent basis. At such times, the Audit Committee reviewed the services performed by RRBB P.A., as well as the fees charged for such services.

The following table sets forth the fees for services provided and billed by RRBB P.A., relating to Fiscal 2025 and Fiscal 2024.

	Fiscal Year 2025	Fiscal Year 2024
Audit fees	$260,000	$175,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$260,000	$175,000

Audit Fees: For the fiscal years ended March 31, 2025 and 2024, the audit fees billed by our independent registered public accounting firm were for professional services rendered for audits and quarterly reviews of our consolidated financial statements, and assistance with reviews of registration statements and documents filed with the SEC.

Audit-Related Fees: For the fiscal years ended March 31, 2025 and 2024, there were no audit-related fees billed by our independent registered public accounting firm, other than the fees described above.

Tax Fees: For the fiscal years ended March 31, 2025 and 2024, there were no fees billed by our independent registered public accounting firm for tax services.

All Other Fees: For the fiscal years ended March 31, 2025 and 2024, there were no fees billed by our independent registered public accounting firm for other services.

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has determined that all services provided by RRBB P.A. to date are compatible with maintaining the independence of such audit firm. The charter of the Audit Committee requires advance approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent registered public accounting firm, subject to any exception permitted by law or regulation. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for ratification of the appointment of our independent registered public accounting firm. Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting this proposal as a matter of good corporate governance. If stockholders do not ratify the appointment of RRBB P.A., the Audit Committee and the Board would consider what, if any, action to take. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it is determined that such a change would be in the best interests of VivoSim and its stockholders.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Board is providing stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program and the compensation paid to our named executive officers as reported in this Proxy Statement.

The “Say-on-Pay” vote is advisory, and therefore not binding on the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation.

The Compensation Committee and the Board have designed our executive compensation program to attract and retain talented executives, to motivate them to achieve our key financial, operational and strategic goals, and to reward them for superior performance. They also designed our compensation program to align our executive officers’ interests with those of our stockholders by rewarding their achievement of the specific corporate and individual goals approved by our Compensation Committee. The performance goals set by the Compensation Committee are focused on achieving our commercialization objectives, increasing long-term stockholder value, and advancing our product development and technology platform. Stockholders are encouraged to read the “Executive Compensation” section of this Proxy Statement for a more detailed discussion of how our compensation program reflects the Company’s core objectives and aligns our executive officers’ interests with those of our stockholders.

The Board believes the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core compensation objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of VivoSim Labs, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Executive Compensation section.”

Vote Required

If a quorum is present, the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is seeking an advisory vote from its stockholders on the frequency of the advisory vote on executive compensation, commonly known as “Say-When-on-Pay.”

Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, requires that we conduct a stockholder advisory vote of this nature at least once every six years. This proposal provides our stockholders with the opportunity to cast an advisory vote indicating their preference on how often the Company should include an advisory vote on executive compensation, or the “Say-on-Pay” vote, in its proxy materials for future stockholder meetings. By voting on this proposal, stockholders may indicate their preference for the Company to conduct the “Say-on-Pay” vote every year, every two years or every three years, or stockholders may abstain from voting.

Our current policy is to hold a “Say-on-Pay” vote every year. The Board believes that a frequency of every year for the “Say-on-Pay” vote will continue to best serve the Company and our stockholders for the following reasons:

•
allows stockholders to provide direct input on the Company’s compensation philosophy, policies and practices as disclosed in the proxy statement each year;
•
provides the Compensation Committee with the opportunity to evaluate its compensation decisions by taking into account timely feedback provided by stockholders; and
•
is consistent with the Company’s policy of facilitating communications of stockholders with the Board and its various committees, including the Compensation Committee.

The frequency of future stockholder votes on “Say-on-Pay” vote is nonbinding, but the Board and Compensation Committee will carefully consider the opinion expressed by our stockholders on this proposal in choosing the frequency of future advisory votes on executive compensation.

The Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of VivoSim Labs, Inc. approve, on an advisory basis, holding a vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Executive Compensation section, at each annual meeting of the Company.”

Vote Required

If a quorum is present, the proposal to approve, on an advisory basis, the frequency of the vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE, ON AN ADVISORY BASIS, FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR BY SELECTING “ONE YEAR”.

BOARD OF DIRECTORS INFORMATION

Our Board of Directors is comprised of five directors. Our Board is divided into three classes, with one class standing for election each year for a three-year term. There are currently one Class I director, two Class II directors, and two Class III directors. Our Class II directors, whose term will expire at our Annual Meeting, are Douglas Jay Cohen and David Gobel.

The Board has nominated Douglas Jay Cohen and David Gobel for election at the Annual Meeting as Class II directors, for a three-year term expiring at the 2028 Annual Meeting of Stockholders. Directors are elected by a plurality of the votes cast on this proposal at the Annual Meeting. Because this is an uncontested election of directors, each of Mr. Cohen and Mr. Gobel will be elected to the Board under the plurality voting standard if he receives any vote “FOR” his election. Each of Mr. Cohen and Mr. Gobel have indicated his willingness to serve if elected, but if either should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute as the Board may designate, unless a contrary instruction is indicated in the proxy. However, pursuant to the Company’s corporate governance guidelines, in an uncontested election, if a nominee receives a greater number of votes “withheld” than votes “for” such nominee’s election, then such nominee must tender such nominee’s resignation to the Board. The Nominating and Corporate Governance Committee will then determine whether the Board should accept or reject such director nominee’s resignation and will submit a recommendation to the Board for prompt consideration by the Board. The Board will then review the Nominating and Corporate Governance Committee’s recommendation and accept or reject the director nominee’s resignation within 100 days following certification of the stockholder vote for the Annual Meeting.

In addition to the information set forth below regarding our directors and our director nominees and the skills that led our Board to conclude that these individuals should serve as directors, we also believe that all of our directors and director nominees have a reputation for integrity, honesty and adherence to the highest ethical standards. We believe they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and to their Board duties.

Information About Our Directors

The following sets forth information regarding the business experience of our director nominees and our current directors:

Name	Age(1)	Position(s)	Director Class
Keith Murphy	53	Director and Executive Chairman	Class III
Adam Stern	61	Director	Class III
Douglas Jay Cohen	54	Lead Independent Director	Class II
David Gobel	72	Director	Class II
Alison Tjosvold Milhous	46	Director	Class I

__________________

(1)
As of October 30, 2025.

Class I Director Continuing in Office Until the 2027 Annual Meeting of Stockholders

Alison Tjosvold Milhous, Director, has served on our Board since September 2020. She has 20 years of audit and technical accounting experience and is a certified public accountant. She is currently the Vice President of Accounting at Erasca, Inc., a clinical-stage precision oncology company. Prior to joining Erasca, she was an independent consultant assisting public and private companies with accounting and reporting needs primarily within the life sciences and technology industries. Ms. Milhous was previously an audit partner at Grant Thornton LLP from August 2015 through September 2019 and held various positions with increasing responsibility at Grant Thornton from June 2002 as an audit associate through July 2015 as an audit senior manager. She began her career in June 2000 at Arthur Andersen LLP. Ms. Milhous served on the membership committee of Athena San Diego, a professional women’s leadership organization with a STEM focus, from August 2012 through September 2019 and was on the Pinnacle steering committee from September 2013 through April 2015. Ms. Milhous received a Bachelor of Science degree in Business Administration with a dual concentration in Accounting and Finance from California State Polytechnic University, San Luis Obispo.

We believe Ms. Milhous’ extensive financial and accounting experience and her experience providing audit and consulting services to life sciences companies qualify her to serve as a member of our Board.

Nominees as Class II Directors to Serve Until the 2028 Annual Meeting of Stockholders

Douglas Jay Cohen, Lead Independent Director, has served on our Board since September 2020 and has served as our Lead Independent Director since September 2022. He has served as President and Chief Executive Officer of IR Medtek LLC since January 2019, a medical device company developing a non-invasive probe for cancer detection by primary care physicians using a technology licensed from the Ohio State University. Prior to IR Medtek, Mr. Cohen served as President and Chief Executive Officer of Beacon Street Innovations, an advanced technology printing company from September 2016 to present. From January 1994 to September 2016, Mr. Cohen served as Vice President of Operations and Engineering at Screen Machine Industries, an industrial and construction heavy equipment manufacturer. As an active investor in startup companies, Mr. Cohen has invested in more than 20 biotech startups in the past 10 years, including investing in our Company in 2013 and maintaining a position in the company ever since. Mr. Cohen received a B.S. from the Massachusetts Institute of Technology.

We believe Mr. Cohen’s experience in the life sciences industry, his experience in managing emerging growth companies and his experience in developing business strategies qualify him to serve as a member of our Board.

David Gobel, Director, has served on our Board since September 2020. He has served as Chief Executive Officer of Methuselah Fund LLC since December 2016 and as Chief Executive Officer of Methuselah Foundation since September 2001, promoting increasing the healthy human lifespan by various means including: performance prizes, targeted grant making, education, and the creation/funding of biotech startups. Mr. Gobel became Chief Venture Strategist at Transportation Security Administration from January 2009 until March 2013, where he was responsible for strategic planning, innovation management and creation of a novel Venture Capital capability for TSA and then Department of Homeland Security by partnering with In-Q-Tel. Mr. Gobel was a member of the board of Volumetric Biotechnologies, a company that focuses on the development of bioholographic human tissue printing, from April 2018 to January 2020. Since July 2018, Mr. Gobel has served as member of the board for Turn Bio, and since May 2020 as chairman of the board of Turn Bio. Mr. Gobel served as a board member of Leucadia Therapeutics from October 2015 to August 2022, and as an independent founding board member of Oisin Therapeutics since December 2014.

We believe Mr. Gobel’s previous services as chief executive officer for other biotechnology companies, his experience and expertise with human tissue printing companies and his extensive board experience qualify him to serve as a member of our Board.

Class III Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Keith Murphy, Director and Executive Chairman, re-joined our Board in July 2020 and has served as our Executive Chairman since September 2020. Mr. Murphy is the Chief Executive Officer and Chairman of Viscient Biosciences, Inc. (“Viscient”), a private company that he founded in 2017 that is focused on drug discovery and development utilizing 3D tissue technology and multi-omics (genomics, transcriptomics, metabolomics). Mr. Murphy previously served as our President and Chief Executive Officer from February 2012 through April 2017, and as Chairman from February 2012 through August 2017. Mr. Murphy also previously served as President, Chief Executive Officer, and Chairman of Organovo, Inc., our primary operating company prior to its going-public transaction, from August 2007 to February 2012. Prior to founding Organovo, Inc., Mr. Murphy served in various roles at Amgen, Inc. from August 1997 to July 2007 including as Global Operations Leader for the osteoporosis/bone cancer drug, Prolia/Xgeva (denosumab). Prior to joining Amgen, Mr. Murphy served at Alkermes, Inc., a biotechnology company, from July 1993 to July 1997, where he played a role on the development team for their first approved product, Nutropin (hGH) Depot. Mr. Murphy has served as a member of the board of directors of Matinas BioPharma Holdings, Inc. (NYSE: MTNB) since March 2025 and served as a member of the board of directors of Kintara Therapeutics, Inc. from August 2020 to February 2022, and served on its compensation committee and nominating and corporate governance committee. He holds a B.S. in Chemical Engineering from MIT and is an alumnus of the UCLA Anderson School of Management.

We believe Mr. Murphy’s previous experience in the biotechnology field, especially in developing novel products, his experience and expertise with our 3D bioprinting technology and product development opportunities and strategy, and his educational experience qualify him to be a member of our Board.

Adam Stern, Director, re-joined our Board in July 2020. Mr. Stern is currently the Chief Executive Officer of SternAegis Ventures, the private equity group at Aegis Capital Corp. responsible for venture capital and private equity financing, and has been the Head of Private Equity Banking at Aegis Capital Corp., a full-service investment banking firm, since December 2012. Prior to SternAegis, Mr. Stern served as Senior Managing Director at Spencer Trask Ventures, Inc., a private equity and venture firm, from 1997 to 2012, where he managed the structured finance group focusing primarily on technology and life sciences companies. From 1989 to 1997, Mr. Stern was at Josephthal & Co., Inc., Members of the New York Stock Exchange, where he served as Head of Private Equity and Managing Director. He has been a FINRA licensed securities broker since 1987 and a Registered General Securities Principal since 1991. Mr. Stern previously served as a director of our Company from February 2012 to June 2013. Mr. Stern is a current director at DarioHealth Corp. (Nasdaq: DRIO), privately held Amplifica Holdings Group, Inc., and Aerami Therapeutics Holdings, Inc. Mr. Stern is a former director of Adgero Biopharmaceuticals Holdings, Matinas BioPharma Holdings, Inc. (NYSE: MTNB), Hydrofarm Holdings Group, Inc. (Nasdaq: HYFM), InVivo Therapeutics, Inc. (Nasdaq: NVIV) and PROLOR Biotech prior to its sale in 2013 to Opko Health, Inc. (Nasdaq: OPK). Mr. Stern graduated with a Bachelor of Arts degree from the University of South Florida in 1987.

We believe Mr. Stern’s extensive experience in corporate finance, his expertise in the life sciences industries and his previous experience as a member of our Board qualify him to be a member of our Board.

No Family Relationships

There are no family relationships between any of our officers and directors.

CORPORATE GOVERNANCE

Overview

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our Corporate Governance Guidelines and Code of Business Conduct, together with our Certificate of Incorporation, Bylaws and the charters of our Board committees (as applicable), form the basis for our corporate governance framework. As discussed below, our Board has established four standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and the Science and Technology Committee of the Board (the “Science and Technology Committee”). The references to our website address below do not constitute incorporation by reference of the information contained at or available on our website.

Corporate Governance Guidelines

Our corporate governance guidelines (the “Corporate Governance Guidelines”) are designed to facilitate the effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning and the annual evaluations of the Board and its committees. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee and amended by our Board when appropriate. The full text of our Corporate Governance Guidelines is available on our website at www.vivosim.ai.

Code of Business Conduct

We have adopted the VivoSim Labs, Inc. Code of Business Conduct (the “Code of Business Conduct”) that applies to all of our officers, directors, employees and consultants. Among other matters, our Code of Business Conduct is designed to deter unlawful or unethical behavior and to promote the following:

•
Prohibiting conflicts of interest (including protecting corporate opportunities);
•
Protecting our confidential and proprietary information and that of our customers and vendors;
•
Treating our employees, customers, suppliers and competitors fairly;
•
Encouraging full, fair, accurate, timely and understandable disclosure;
•
Protecting and properly using company assets;
•
Conducting research activities with honesty, objectivity, transparency and accountability;
•
Complying with laws, rules and regulations (including insider trading laws); and
•
Encouraging the reporting of any unlawful or unethical behavior.

Any waiver of the Code of Business Conduct for our executive officers, directors or employees may be made only by our Nominating and Corporate Governance Committee and will be promptly disclosed on our website. We have posted a copy of our Code of Business Conduct, and intend to post amendments to this code, on our website as permitted under SEC rules and regulations. The full text of our Code of Business Conduct is available on our website at www.vivosim.ai.

Board Independence

Our shares of common stock are listed for trading on the Nasdaq Capital Market. As a result, our Board utilizes the definition of “independence” as that term is defined by the listing standards of the Nasdaq Capital Market and the rules and regulations of the SEC, including the additional independence requirements for members of our Audit Committee and the Compensation Committee. Our Board considers a director “independent” when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the Nasdaq Capital Market and the rules and regulations of the SEC. Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based on this review, our Board has affirmatively determined that the following four of our five current directors qualify as “independent” directors: Douglas Jay Cohen, David Gobel, Alison Tjosvold Milhous and Adam Stern. Keith Murphy does not qualify as an independent director. Mr. Murphy currently serves as our Executive Chairman and as Chief Executive Officer of Viscient, which has made payments to the Company in sufficient amounts to qualify as related party transactions leading to director non-independence. Please see the section titled “Certain Relationships and Related Transactions” for additional information.

Board Leadership Structure

Our Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company and its stockholders. At present, we do not have a Chief Executive Officer. Mr. Murphy serves as the Executive Chairman of the Board and Mr. Norman Staskey serves as our President and Chief Financial Officer. Our Board has determined that this structure is in the best interests of the Company and its stockholders at this time.

Our Board believes that having Mr. Murphy serve as Executive Chairman is beneficial because he is the director who is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to ensure that the Board’s time and attention are focused on the most critical matters. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while Mr. Murphy, as Executive Chairman, brings Company-specific experience and expertise. The Board believes that its current structure also facilitates information flow between management and the Board, which is essential for effective governance.

Effective September 15, 2022, our Board appointed Mr. Cohen as our lead independent director (the “Lead Independent Director”). The Lead Independent Director ensures that (i) our Board operates independently of management, (ii) our independent directors continue to provide effective oversight of our management and key issues related to strategy, risk and integrity, and (iii) our directors and stockholders have an independent leadership contact.

As the Lead Independent Director, Mr. Cohen has the following duties and responsibilities:

•
Calling and presiding over executive sessions of the independent directors to cover the agenda of review and feedback of non-independent director and management performance and any topics on which the non-independent Board members are conflicted;
•
Advising our non-independent directors on behalf of our Board, as appropriate, of discussions and feedback from executive sessions;
•
Serving as a liaison for relevant issues between the independent directors, our Executive Chairman, and senior management to report on or raise matters;
•
Reviewing Board schedules and agendas in collaboration with our Executive Chairman while seeking input from the other Board members;
•
Consulting with team members and providing alternative paths for awareness of company issues, and reporting any findings to independent board members during executive sessions;
•
Advising on the selection of the Chairs of our Board committees;
•
Being available for communication with stockholders, as appropriate; and

•
Performing such other duties and responsibilities as may be delegated to the Lead Independent Director by our Board from time to time.

We currently believe that having a Lead Independent Director creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in the best interests of our Company and our stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Technology Committee. The following table provides membership information as of the date hereof.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science and Technology Committee
Independent Director
Adam Stern	Member	Member
Douglas Jay Cohen	Member	Member	Chair
David Gobel		Chair	Member	Member
Alison Tjosvold Milhous	Chair		Member
Non-Independent Directors
Keith Murphy				Member

Compensation Committee. Our Compensation Committee currently consists of Mr. Gobel (Chair), Mr. Cohen and Mr. Stern. The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommending to the full Board the compensation to be offered to our non-employee directors. Additionally, in accordance with Nasdaq listing standards, the Compensation Committee evaluates the independence of each compensation consultant, outside counsel and advisor retained by or providing advice to the Compensation Committee. The Board has determined that each member of the Compensation Committee is an “independent director” under Nasdaq listing standards and the applicable rules and regulations of the SEC. In addition, the existing and planned future members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee may delegate authority to one or more members of the Compensation Committee or to one or more of our executives of the Company, and may form and delegate authority to one or more subcommittees and to one or more committees of executives of the Company, except that the Compensation Committee may not delegate authority to approve compensation for our Chief Executive Officer or our other Section 16 and other executive officers to any person or committee (other than to a subcommittee consisting exclusively of at least three members of the Compensation Committee). Our Compensation Committee has the authority to engage the services of compensation consultants, outside counsel, experts and other advisors as it deems appropriate to assist it in the performance of its functions. The Compensation Committee engaged the services of Anderson Pay Advisors, a compensation consulting firm, beginning on October 1, 2020, and renewed on an annual basis, as its independent compensation consultant, to assist it in evaluating our overall executive compensation program and practices. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.vivosim.ai.

On July 29, 2021, our Compensation Committee established a sub-committee, the Equity Award Committee, and delegated to the Equity Award Committee the power and authority, separately but concurrently with the power and authority of our Compensation Committee, to grant discretionary equity awards under the VivoSim Labs, Inc. 2012 Equity Incentive Plan to our employees (other than executives and directors), consultants or advisors of our Company. On November 9, 2022, our Compensation Committee extended the Equity Award Committee’s power and authority to include granting discretionary equity awards, with certain limitations, under the VivoSim Labs, Inc. 2022 Equity Incentive Plan. During Fiscal 2025, the Equity Award Committee exercised its authority to grant equity awards by written consent two times.

Audit Committee. Our Audit Committee currently consists of Ms. Milhous (Chair), Mr. Cohen and Mr. Stern. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that each member of the Audit Committee is an “independent director” under the Nasdaq listing standards, is financially literate under Nasdaq listing standards, and at least one member has financial sophistication under Nasdaq listing standards. The Board has also determined that Ms. Milhous is an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.vivosim.ai.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of Mr. Cohen (Chair), Mr. Gobel and Ms. Milhous. The functions of the Nominating and Corporate Governance Committee include the identification, recruitment and nomination of candidates for the Board and its committees, making recommendations to the Board concerning the structure, composition and functioning of the Board and its committees (including the reporting channels through which the Board receives information and the quality and timeliness of the information), developing and recommending to the Board corporate governance guidelines applicable to the Company and annually reviewing and recommending changes (as necessary or appropriate), overseeing the annual evaluation of the Board’s effectiveness and performance, and periodically conducting an individual evaluation of each director. The Board has determined that each member of the Nominating and Corporate Governance Committee is an “independent director” under the Nasdaq listing standards and the applicable rules and regulations of the SEC. The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.vivosim.ai.

Science and Technology Committee. Our Science and Technology Committee currently consists of David Gobel and Keith Murphy. The functions of the Science and Technology Committee include to periodically examine management’s direction and investment in the Company’s research and development and technology initiatives and strategy. The Science and Technology Committee functions as a broadly knowledgeable and objective group to consider and report to the Board on matters relating to the investment in our research and development and technology initiatives, which include reviewing, evaluating and advising the Board regarding the long-term strategic goals and objectives and quality and direction of our research and development and technology initiatives.

Board and Committee Attendance

During the fiscal year ended March 31, 2025, all directors attended 75% or more of the aggregate of the meetings of the Board and of each of the Board committees on which they served. The Board met eight times and acted by written consent ten times during the fiscal year ended March 31, 2025; the Audit Committee met four times and acted by written consent two times during the fiscal year ended March 31, 2025; the Compensation Committee met zero times and acted by written consent five times during the fiscal year ended March 31, 2025; the Nominating and Corporate Governance Committee met zero times and acted by written consent three times during the fiscal year ended March 31, 2025; and the Science and Technology Committee met one time during the fiscal year ended March 31, 2025.

Director Attendance at the Annual Meeting

We believe the Annual Meeting provides a good opportunity for our directors to hear any feedback that our stockholders may desire to share with the Company and the Board. As a result, we encourage our directors to attend our Annual Meetings. We reimburse our directors for the reasonable expenses they may incur in attending the Annual Meeting. At the 2024 Annual Meeting of Stockholders, all of our then serving directors were in attendance.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times they deem necessary. The Board’s policy is to hold executive sessions without the presence of management, with our Executive Chairman in attendance. Our Board committees also generally meet in executive session at the end of each committee meeting.

Board Oversight of Risk

Our Board is actively involved in the oversight of risks that could affect our Company. The Board as a whole has responsibility for risk oversight of the Company’s risk management policies and procedures, with specific reviews of certain areas being conducted by the relevant Board committee. The Board satisfies this responsibility through reports by each committee chair to the Board regarding the committee’s considerations and actions, as well as through regular reports directly from the member or members of management responsible for oversight of particular risks within the Company. Specifically, the Board committees address the following risk areas:

•
The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements.
•
The Audit Committee discusses with management the Company’s major financial risk exposures, regulatory and compliance matters and the steps management has taken to monitor and control such exposures.
•
The Nominating and Corporate Governance Committee is responsible for overseeing the Company’s compliance with good corporate governance practices, including the requirements established by the SEC and the Nasdaq Capital Market.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has at any time been our employee. None of our executive officers serves, or has served during the last fiscal year, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

Stock Ownership Guidelines

All of our executive officers and directors are subject to stock ownership guidelines approved by the Board within five years of most recently starting employment or becoming a director. Our Chief Executive Officer is required to beneficially hold a number of shares of the Company’s common stock with a value equal to five times his base salary. All other executive officers that are full-time employees of the Company are required to hold a number of shares with a value equal to three times their base salary. Directors (other than the Chief Executive Officer or any executive officers) are required to beneficially hold a number of shares of the Company’s common stock with a value equal to four times the annual cash retainer paid to them for service as a member of our Board. For purposes of the guidelines, the shares deemed held include, among others, shares held directly or in joint accounts with certain family members, vested stock options (based on a value determined under the guidelines) and unvested restricted stock units or restricted stock awards subject to time-based vesting. Our guidelines were adopted in June of 2013 and revised in July of 2022. Each of our current executive officers or directors who have been a member of the Board for more than five years are in compliance with the Stock Ownership Guidelines. Any of our current executive officers who commenced their most recent services with us within the last five years are not required to meet a threshold requirement under the guidelines.

Insider Trading Policy; Prohibition Against Hedging and Pledging Policy

Our Board has adopted the VivoSim Labs, Inc. Insider Trading Policy (the “Insider Trading Policy”), which provides guidelines to our employees, directors, officers and consultants with respect to transactions in our securities, including the purchase, sale and/or other disposition of our securities. We adopted the Insider Trading

Policy and the procedures set forth therein to help avoid inadvertent instances of improper insider trading. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company.

The Insider Trading Policy prohibits our officers, directors and employees from engaging in hedging transactions, including prepaid variable forwards, equity swaps, collars and exchange funds. It further prohibits holding our stock in a margin account, short sales of our stock, and any transactions in put options, call options or other derivative securities involving our stock. Additionally, the Insider Trading Policy generally prohibits our officers, directors and employees from pledging our stock as collateral to secure loans.

Equity Award Timing Procedures

In accordance with Item 402(x) of Regulation S-K under the Securities Act of 1933, as amended, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material non-public information (“MNPI”). Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally expect our Compensation Committee to approve and grant equity awards to our executive officers annually. Additionally, our insider trading policy prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

In the year ended March 31, 2025, the following options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI:

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Keith Murphy	8/5/2024	47,910	$6.44	$248,653	0.4%(1)
	8/5/2024	11,977	$6.44	$61,801	0.4%(1)
	8/5/2024	11,977	$6.44	$58,829	0.4%(1)
	8/5/2024	11,977	$6.44	$58,829	0.4%(1)

(1) We filed a quarterly report on Form 10-Q on August 5, 2024. The percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information was approximately 0.4%.

Succession Planning

The Corporate Governance Guidelines provide for an annual succession planning process for the Company’s Chief Executive Officer and its other executives and key employees.

Consideration of Director Nominees

General. In evaluating nominees for membership on our Board, our Nominating and Corporate Governance Committee applies the Board membership criteria set forth in our Corporate Governance Guidelines. Under these criteria, the Nominating and Corporate Governance Committee takes into account many factors, including an individual’s business experience and skills (including skills in core areas such as operations, management, technology, relevant industry knowledge (e.g., research tools, contract research services, therapeutics, drug discovery, reimbursement, medical/surgical), accounting and finance, regulatory matters and clinical trials, leadership, strategic planning and international markets), independence, judgment, professional reputation, integrity and ability to represent the best interests of the Company and its stockholders. In addition, the Nominating and Corporate Governance Committee will consider the ability of the nominee to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board does not have a formal policy with respect to diversity of nominees. Rather, our Nominating and Corporate Governance Committee considers these Board membership criteria as a whole and seeks to achieve diversity of occupational and personal backgrounds on the Board. Our Board will be responsible for selecting candidates for election as directors based on the recommendation of the Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee regularly assesses the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or other reasons. In the event that vacancies are anticipated, or otherwise arise, the Committee will consider various potential nominees who may come to the attention of the Committee through current Board members, professional search firms, stockholders or other persons. Each potential nominee brought to the attention of the Committee, regardless of who recommended such potential nominee, is considered on the basis of the criteria set forth in our Corporate Governance Guidelines.

Stockholder Nominees. The Nominating and Corporate Governance Committee will review a reasonable number of candidates for director recommended by a single stockholder who has held more than 1.0% of our common stock for more than one year and who satisfies the notice, information and consent provisions set forth in our Bylaws and Rule 14a-19 of the Exchange Act (“Rule 14a-19”). The Board will use the same evaluation criteria and process for director nominees recommended by stockholders as it uses for other director nominees. A stockholder wishing to formally nominate an individual for election to the Board must do so by following the procedures described in the Bylaws and Rule 14a-19. For information concerning stockholder proposals, see “Stockholder Proposals for 2026 Annual Meeting” below in this Proxy Statement.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its committees, the Lead Independent Director or any other individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, the independent directors as a group, the Lead Independent Director or any other individual director may send communications directly to the Company at 11555 Sorrento Valley Rd., Suite 100, San Diego, CA 92121, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Plurality Plus Standard for Director Elections

Pursuant to the Company’s corporate governance guidelines, in an uncontested election (an election in which the number of persons properly nominated to serve as director does not exceed the number of directors to be elected), if a nominee receives a greater number of votes “withheld” than votes “for” such nominee’s election, then such nominee must tender such nominee’s resignation to the Board. The Nominating and Corporate Governance Committee will then determine whether the Board should accept or reject such director nominee’s resignation and will submit a recommendation to the Board for prompt consideration by the Board. The Board will then review the Nominating and Corporate Governance Committee’s recommendation and accept or reject the director nominee’s resignation within 100 days following certification of the stockholder vote for the stockholder meeting at which the election of directors was held where the nominee received a greater number of votes “withheld” than votes “for” such nominee’s election.

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees.

Our director compensation is overseen by the Compensation Committee, which makes recommendations to our Board on the appropriate structure for our director compensation program and the appropriate amount of compensation. Our Board is responsible for final approval of our director compensation program and the compensation paid to our directors.

In connection with establishing our director compensation for Fiscal 2025, the Compensation Committee retained Anderson Pay Advisors (“Anderson”) as its independent compensation consultant. With the assistance of Anderson, the Board and Compensation Committee conducted a formal review of our director compensation and incentive programs relative to the same peer group used in benchmarking the compensation for our executive officers.

Fiscal 2025 Director Compensation Framework

For Fiscal 2025, our Director Compensation Framework provided to both non-employee and employee directors annual cash retainers for Board service and for service as the chair or member of one of the standing Board committees. Our directors are not entitled to any Board meeting fees or Board committee meeting fees.

Annual Cash Retainers. For Fiscal 2025, each of our directors was eligible to receive an annual cash retainer of $66,300 for Board membership.

In addition, each of our directors are eligible to receive the applicable annual retainers set forth below for serving as committee chairs and for service as a member of a Board committee, with total cash compensation for each director not to exceed $105,000 per fiscal year:

Position	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science and Technology Committee
Committee Chair	$25,500	$25,500	$25,500	$25,500
Committee Member (excluding Chair)	$15,300	$15,300	$15,300	$15,300

No additional meeting fees were paid to our directors for Fiscal 2025.

Equity Awards. In addition, in August 2024, each director received a restricted stock unit award with respect to 1,633 shares of common stock (a value of approximately $10,700), which vested in full on August 4, 2025.

Reimbursement. Our directors are entitled to reimbursement for their reasonable travel and lodging expenses for attending Board and Board committee meetings.

Director Compensation Table

The following table sets forth the compensation earned and paid to each member of our Board for service as a director during Fiscal 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Douglas Jay Cohen	$105,000	$10,729	$—	$—	$115,729
David Gobel	105,000	10,729	—	—	115,729
Alison Tjosvold Milhous	105,000	10,729	—	—	115,729
Adam Stern	96,900	10,729	—	—	107,629
Keith Murphy	81,600	10,729	—	—	92,329	(2)
Vaidehi Joshi(3)	91,800	10,729	—	—	102,529

______________________

(1)
These amounts represent the grant date fair value of time-based restricted stock unit awards granted by the Board, determined in accordance with FASB ASC Topic 718. All awards are amortized over the vesting life of the award. For the assumptions used in our valuations, see “Note 7 – Stockholders’ Equity” of our notes to consolidated financial statements in the Annual Report on Form 10-K for the year ended March 31, 2025, as filed with the SEC on June 5, 2025.
(2)
Comprised solely of the compensation received by Mr. Murphy for his service as a member of the Board. Mr. Murphy’s additional compensation for Fiscal 2025 is included in the section entitled “Summary Compensation Table” on page 33 of this Proxy Statement.
(3)
Ms. Joshi resigned from the Board as of March 21, 2025.

EXECUTIVE OFFICERS

The following persons are our executive officers as of the date of this Proxy Statement and hold the positions set forth opposite their names as of October 30, 2025:

Name	Age	Position
Keith Murphy	53	Executive Chairman
Norman Staskey	56	President and Chief Financial Officer
Tony Lialin	55	Chief Commercial Officer

See the section entitled “Board of Directors Information,” above, for a description of the business experience and educational background of Mr. Murphy.

Norman Staskey, President and Chief Financial Officer, joined us in December 2024. Mr. Staskey is currently employed by Danforth Advisors, LLC (“Danforth”), a professional financial consulting services firm. He has over twenty years of experience and has been with Danforth since May 2021, serving as their Senior Director. Mr. Staskey is a seasoned executive with significant experience in managing and leading teams as well as overseeing the financial and operational responsibilities of private and publicly traded life sciences companies. Mr. Staskey has served as the Chief Financial Officer of Azitra, Inc. since October 2022. From September 2014 to May 2021, Mr. Staskey was employed by EY (formally Ernst & Young), most recently as a managing director in EY’s Financial Accounting and Advisory services practice. Mr. Staskey received his B.S. of Business Administration from Cleveland State University and is a Certified Public Accountant in the State of Ohio.

Tony Lialin, Chief Commercial Officer, joined us in August 2025. Mr. Lialin has more than two decades of experience turning breakthrough life science platforms into scalable, predictable revenue. He has built commercial teams from the ground up, forged strategic pharma partnerships, and helped scale multiple businesses that were later acquired by leading industry players. Prior to joining our Company, Mr. Lialin had served as Chief Commercial Officer of DPBIO. From April 2025 to June 2025, he served as Vice President Business Development of Seonix Bio and from April 2022 to April 2024, he served as Vice President Sales & Consumer Success of ONI. From March 2020 to April 2022, Mr. Lialin served as Chief Commercial Officer of Invivoscribe, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our common stock as of October 17, 2025 by (i) each of our directors and named executive officers (as disclosed in this Proxy Statement); (ii) all of our current executive officers and directors as a group; and (iii) to our knowledge (based solely on our review of Schedules 13D and 13G filed with the SEC, as applicable), each holder of more than 5% of our common stock. Unless otherwise indicated in the table or the footnotes to the following table, each person named in the table has sole voting and investment power and such person’s address is c/o VivoSim Labs, Inc., 11555 Sorrento Valley Rd., Suite 100, San Diego, CA 92121.

We determined the number of shares of common stock beneficially owned by each person under rules promulgated by the SEC, based on information obtained from Company records and filings with the SEC on or before October 17, 2025. In cases of holders who are not directors or named executive officers, Schedules 13G or 13D filed with the SEC, as applicable (and, consequently, ownership reflected here), often reflect holdings as of a date prior to October 17, 2025. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity had the right to acquire within 60 days of October 17, 2025. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity.

Applicable percentages are based on 2,607,962 shares of common stock outstanding as of October 17, 2025, as adjusted as required by the rules promulgated by the SEC. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of October 17, 2025, or issuable pursuant to restricted stock units that are subject to vesting conditions expected to occur within 60 days of October 17, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock units for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

	Beneficial Ownership(1)
Name of Beneficial Owner	Number of Common Shares		Percent of Common Shares
Directors and Named Executive Officers
Keith Murphy	30,353	(2)	*
Douglas Jay Cohen	10,273	(3)	*
Alison Tjosvold Milhous	9,273	(4)	*
Adam Stern	9,273	(4)	*
David Gobel	6,007	(5)	*
Norman Staskey	—		*
Thomas Hess (6)	—		*
All current executive officers and directors as a group (7 persons)	65,179	(7)	2.5%

______________________

* Less than one percent.

(1)
Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. Unless otherwise indicated and subject to community property laws where applicable, the individuals named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.
(2)
Represents 12,092 shares of common stock held by Mr. Murphy and 18,261 shares subject to options that are immediately exercisable or exercisable within 60 days of October 17, 2025.
(3)
Represents 5,732 shares of common stock held by Mr. Cohen, 167 shares held by Mr. Cohen’s children and 4,374 shares subject to options that are immediately exercisable or exercisable within 60 days of October 17, 2025.
(4)
Represents 4,899 shares of common stock held and 4,374 shares subject to options that are immediately exercisable or exercisable within 60 days of October 17, 2025.
(5)
Represents shares subject to options that are immediately exercisable or exercisable within 60 days of October 17, 2025.
(6)
Mr. Hess resigned from the Company effective as of December 24, 2024.
(7)
Comprised of shares included under “Directors and Named Executive Officers” other than Mr. Hess as he is not currently an executive officer and includes Mr. Lialin, who did not hold any shares of common stock as of October 17, 2025 and did not have any shares that are immediately exercisable or exercisable within 60 days of October 17, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during Fiscal 2025, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a).

EXECUTIVE COMPENSATION

The following discussion is designed to provide our stockholders with an understanding of our compensation philosophy and objectives as well as an overview of the analysis that our Compensation Committee performed in setting the compensation of our executive officers for Fiscal 2025 (i.e., the period from April 1, 2024 to March 31, 2025).

This discussion summarizes the Compensation Committee’s determination of how and why, in addition to what, compensation actions were taken for our named executive officers, as follows:

•
Keith Murphy, our Executive Chairman and Principal Executive Officer;
•
Norman Staskey, our Chief Financial Officer and Principal Financial Officer; and
•
Thomas Hess, our former Chief Financial Officer and former Principal Financial Officer(1).
(1)
Mr. Hess resigned from the Company effective as of December 24, 2024, from his part-time role to pursue retirement.

These three individuals are collectively referred to in this Proxy Statement as our “named executive officers”. Mr. Murphy and Mr. Staskey were the only executive officers serving at the end of Fiscal 2025.

Recent “Say-on-Pay” Votes

Our recent stockholder advisory votes, commonly referred to as a “Say-on-Pay” vote, to approve the compensation of our named executive officers for the period from April 1, 2023 to March 31, 2024 ("Fiscal 2024") was approved by our stockholders, with approximately 92% of stockholder votes cast in favor of the proposal.

During Fiscal 2025, our Executive Chairman, former Chief Financial Officer, and Chief Financial Officer maintained significant stockholder engagement efforts to monitor how our investors vote, obtain their views on key corporate governance and disclosure matters and determine how best to respond to feedback each year going forward. Specifically, we reached out to our stockholders representing over 95% of our institutional stock holdings multiple times. None of the stockholders indicated a need or desire to engage with the Company to discuss or express any concerns.

Going forward, we plan to continue to:

•
at least annually, reach out to institutional stockholders representing a majority of the shares held by our institutional stockholders; and
•
invite them to engage and participate in calls to discuss our executive compensation programs, their feedback and questions and how we may best address them.

One or more members of executive management are expected to be active participants on all such calls, as will one or more members of our Compensation Committee. All such feedback will be shared with our Board.

In evaluating potential changes to our executive compensation programs’ structure and disclosure, the Compensation Committee will closely examine, and aim to understand further, our stockholders’ feedback, including any common themes from our stockholders’ feedback. The Compensation Committee will also seek the advice of independent compensation consultants with respect to the design of our executive compensation program.

Compensation Philosophy and Objectives

Our executive compensation program focuses on creating alignment between our stockholders and executive officers by including both performance- and incentive-based compensation elements. Our compensation package also combines both short- and long-term components (cash and equity, respectively) at the levels the Compensation Committee determined to be appropriate to motivate, reward, and retain our executive officers. Our executive compensation program is designed to achieve the following key objectives:

•
Attract, retain, and reward talented executives and motivate them to contribute to the Company’s success and to build long-term stockholder value;
•
Establish financial incentives for executives to achieve our key financial, operational, and strategic goals;
•
Enhance the relationship between executive pay and stockholder value by utilizing long-term equity incentives; and
•
Recognize and reward executives for superior performance.

Use of Market Data and Benchmarking

The Compensation Committee endeavors to set compensation at competitive levels. In order to do this, the Compensation Committee compares our compensation packages with the packages offered by other peer companies that are similarly situated, and with which we compete for talent. Selection criteria includes:

•
Industry, specifically biotechnology and medical research,
•
Company focus, with an emphasis on technology platforms,
•
Stage of leading drug candidate, with an emphasis on Phase II/III,
•
Market capitalization, targeting less than $100 million,
•
Number of employees, targeting less than 50 employees, and
•
Location, specifically nationwide.

For Fiscal 2025, the Compensation Committee engaged Anderson, an independent compensation consultant, as the Compensation Committee’s advisor reporting directly to the chair of the Compensation Committee. The Compensation Committee determined that no conflict of interest exists that would preclude Anderson from serving as an independent consultant to the Compensation Committee.

The Compensation Committee requested that Anderson conduct a review and analysis of our executive compensation programs as compared against competitive benchmarks. This included a benchmarking analysis against prevailing market practices of a peer group of comparable companies approved by the Compensation Committee and broader industry trends and benchmarks. The analysis included a review of the “Total Direct Compensation” (which includes salary, cash incentives, and equity awards) of our executive officers, and was based on an assessment of market trends covering available public information as well as proprietary information provided by Anderson.

For Fiscal 2025, based on recommendations from Anderson, our Compensation Committee determined that our peer group should be modified to better reflect our current market valuation as well as the growing importance of our therapeutics program to our overall business model. With input from Anderson, our Compensation Committee added a group of companies focused on technology platforms, with comparable size, revenues, market valuations, and stage of leading drug candidate. Our Compensation Committee also replaced some of the companies previously included in our peer group because their market valuations had grown too high for direct comparison to our Company, and/or their business focus had become less relevant for direct comparison to our Company. Our Compensation Committee then used the compensation data from this revised peer group in setting executive compensation for Fiscal 2025.

The peer group for Fiscal 2025 included:

Aligos Therapeutics, Inc.	Hepion Pharmaceuticals, Inc.	Scorpius Holdings, Inc.*
Anika Therapeutics, Inc.*	Hoth Therapeutics, Inc.*	Seelos Therapeutics, Inc.

Aprea Therapeutics, Inc.	Immunic Therapeutics, Inc.*	Soligenix, Inc.
Ayala Pharmaceuticals	Imunon, Inc.	Theriva Biologics, Inc.
Bolt Biotherapeutics, Inc.*	LadRx Corp.	Traws Pharma, Inc.*
Cumberland Pharmaceuticals, Inc.*	Lifecore Biomedical*
Galmed Pharmaceuticals Ltd.	Pulmatrix, Inc.

* Indicates addition to peer group from Fiscal 2024.

Determination of Executive Compensation

In addition to peer group data, the Compensation Committee considered relevant publicly available market data and surveys and the compensation reports it received from Anderson. The Compensation Committee also reviewed and considered the compensation recommendations of our Executive Chairman, the Company’s overall performance during Fiscal 2025, the Company’s financial status and operating runway, each executive officer’s responsibilities and contribution to the Company’s achievement of the Fiscal 2025 corporate goals, and each executive officer’s individual performance during Fiscal 2025. With respect to new hires, our Compensation Committee considered the executive officer’s background and historical compensation in lieu of prior year performance in addition to benchmark data for the newly hired executive’s position.

Commitment to Good Compensation Governance Practices

In designing our executive compensation program, our Compensation Committee intends to create alignment between our stockholders and executive officers and to implement good compensation governance by:

•
Annual Advisory Vote on the Compensation of our Named Executive Officers – We provide our stockholders with the ability to vote annually on the compensation of our named executive officers.
•
Independent Compensation Consultant – The Compensation Committee engaged Anderson during Fiscal 2025 to serve as its independent compensation consultant. Anderson did not provide any other services to the Company during the periods it served as a consultant to the Compensation Committee.
•
Performance and Incentive Based – Previously, approximately 40% of the Total Direct Compensation our executive officers could earn was performance and incentive based, thereby aligning the interests of our executive officers with our stockholders’ interests. As all of our executive officers during Fiscal 2025 were retained through consulting firms, none of them were eligible for performance based compensation.
•
Compensation Risk Assessment – The Compensation Committee oversees and evaluates an annual risk assessment of the Company’s compensation program. The Compensation Committee believes that the performance goals established for incentives do not encourage excessive risk-taking or have the potential to encourage behavior that may have a material adverse effect on the Company.
•
Prohibitions on Hedging, Pledging and Margin Activities– Our insider trading policy prohibits hedging transactions by Company employees. Under the policy, all short-term, speculative or hedging transactions in VivoSim securities are prohibited by all employees. In addition, the policy specifically prohibits the use of VivoSim securities for pledging and margin activities.
•
No Single Trigger Change in Control Vesting- We do not provide for the acceleration of vesting solely upon the occurrence of a change in control in our equity awards for our directors and executive officers.
•
No Excise Tax Gross Ups – We do not include excise tax gross ups for any change in control payments.
•
Director and Executive Officer Stock Ownership Guidelines – We have adopted stock ownership guidelines that require each director and executive officer to accumulate and hold a specified value of our stock within five years of most recently starting employment with us or becoming a director.

The Compensation Committee believes that the program and policies described above demonstrate the Company’s commitment to, and consistent execution of, an effective performance-oriented executive compensation program.

Components of Executive Compensation

The framework established by the Compensation Committee, based on the data provided by Anderson, for our executive compensation program consists of a base salary, performance-based cash incentives and long-term equity-based incentives. The Compensation Committee endeavors to combine these compensation elements to develop a compensation package that provides competitive pay, rewards our executive officers for achieving our commercial, operational and strategic objectives and aligns the interests of our executive officers with those of our stockholders.

Salary. The Compensation Committee has provided, and will continue to provide, our executive officers with a base salary to compensate them for services provided during the fiscal year. In addition to benchmark data from our peer group, our Compensation Committee considers the Company’s overall performance during the prior fiscal year, cash burn, the Company’s financial status and operating profile, each executive officer’s responsibilities and contribution to the achievement of the prior year’s corporate goals, and each executive officer’s individual performance during the prior fiscal year. The evaluations and recommendations proposed by our Executive Chairman are also considered (other than with respect to determining his own compensation). With respect to new hires, the Compensation Committee considers an executive’s background and historical compensation in lieu of prior year performance as well as benchmark data for the new hire’s position. Our Compensation Committee evaluates and sets the base salaries for our executives following annual performance evaluations, as well as upon a promotion or other change in responsibility. Our Compensation Committee expects to continue to utilize these policies going forward.

Pursuant to the terms of our consulting agreement with Multi Dimensional Bio Insight LLC (“MDBI”), a biotechnology consulting firm through which we retain Mr. Murphy, MDBI has the right, on an annual basis, to increase hourly consultant rates by up to 4%. From January 1, 2021 to May 1, 2022, the hourly rate for Mr. Murphy’s services was $375, which was increased to $413 effective May 1, 2022 and remained the same throughout the remainder of Fiscal 2024 and Fiscal 2025. The cash amount paid to MDBI increased from $657,984 for Fiscal 2024 to $726,674 for Fiscal 2025, with approximately a 10% increase in Mr. Murphy’s hours for Fiscal 2025 as compared to Fiscal 2024.

Pursuant to the terms of our consulting agreement with Danforth Advisors, LLC (“Danforth”), a financial consulting firm through which we retain Mr. Staskey, Danforth has the right, on an annual basis, to increase hourly consultant rates by up to 4%. From January 1, 2025 to March 31, 2025, the hourly rate for Mr. Staskey's services was $450. The cash amount paid to Danforth for Mr. Staskey's services was $20,925 for Fiscal 2025.

Pursuant to the terms of our consulting agreement with Danforth through which we retained Mr. Hess, Danforth had the right, on an annual basis, to increase hourly consultant rates by up to 4%. From January 1, 2024 and the remainder of Fiscal 2024 and Fiscal 2025, the hourly rate for Mr. Hess' services was $450. The cash amount paid to Danforth for Mr. Hess' services decreased from $199,322 for Fiscal 2024 to $114,975 for Fiscal 2025, with approximately a 44% decrease in Mr. Hess’ hours for Fiscal 2025 as compared to Fiscal 2024.

The cash amounts paid to our named executive officers for Fiscal 2025 as compared to Fiscal 2024 are set forth in the following table:

Name and Title	Fiscal 2025 Cash Payments	Fiscal 2024 Cash Payments
Keith Murphy, Executive Chairman(1)	$726,674	$657,984
Norman Staskey, Chief Financial Officer(2)	20,925	—
Thomas Hess, Former Chief Financial Officer(3)	114,975	199,322

______________________

(1)
Mr. Murphy was appointed our Executive Chairman on September 15, 2020. The Company retains Mr. Murphy through MDBI, a biotechnology consulting firm, pursuant to the terms of a consulting agreement, pursuant to which the Company has agreed to pay MDBI $375-390 per hour of services provided by Mr. Murphy, with an annual increase in rates by up to 4%. The amounts reported under “Fiscal 2025 Cash Payments” and “Fiscal 2024 Cash Payments” are comprised of the actual amounts paid to MDBI for its consulting services. Mr. Murphy did not directly receive a base salary from the Company in Fiscal 2025 or Fiscal 2024. Mr. Murphy’s increase in base salary was primarily due to additional time commitment of Mr. Murphy in his consulting role as Executive Chairman of the Company.
(2)
Mr. Staskey was appointed our Chief Financial Officer on December 30, 2024. The Company retains Mr. Staskey through Danforth, a financial consulting firm, pursuant to the terms of a consulting agreement, pursuant to which the Company has agreed to pay Danforth $450 per hour of services provided by Mr. Staskey, with an annual increase in rates by up to 4%. The amounts reported under “Fiscal 2025 Cash Payments” and “Fiscal 2024 Cash Payments” are comprised of the actual amounts paid to Danforth for its consulting services related to Mr. Staskey. Mr. Staskey did not directly receive a base salary from the Company in Fiscal 2025 or Fiscal 2024.
(3)
Mr. Hess resigned from the Company effective as of December 24, 2024, from his part-time role to pursue retirement. He previously served as our Chief Financial Officer from October 6, 2022 to December 24, 2025. The Company retained Mr. Hess through Danforth pursuant to the terms of a consulting agreement, pursuant to which the Company agreed to pay Danforth $400 per hour of services provided by Mr. Hess, with an annual increase in rates by up to 4%. The amounts reported under “Fiscal 2025 Cash Payments” and “Fiscal 2024 Cash Payments” are comprised of the actual amounts paid to Danforth for its consulting services in connection Mr. Hess. Mr. Hess did not directly receive a base salary from the Company in Fiscal 2025 or Fiscal 2024.

Performance-Based Cash Incentive Awards. Our executive compensation program typically includes an annual performance-based cash incentive award, which provides our executive officers with an annual cash incentive opportunity as a percentage of their base salaries based upon the achievement of corporate and individual performance goals evaluated and approved by the Compensation Committee. The Company continues to use an objectives and key results goal-setting framework (“OKRs”) used by individuals, teams, and the Company to define measurable goals and track their outcomes, originally developed and implemented by Andrew Grove at Intel. See: http://www.whatmatters.com.

Mr. Murphy is retained through MDBI, a biotechnology consulting firm, pursuant to the terms of a consulting agreement. As such, Mr. Murphy is not eligible to receive a bonus for services provided during the fiscal year.

Mr. Staskey is retained through Danforth, a financial consulting firm, pursuant to the terms of a consulting agreement. As such, Mr. Staskey is not eligible to receive a bonus for services provided during the fiscal year.

Mr. Hess was retained through Danforth, a financial consulting firm, pursuant to the terms of a consulting agreement. As such, Mr. Hess was not eligible to receive a bonus for services provided during the fiscal year.

Equity-Based Incentive Awards. In addition to base salaries and annual performance-based cash incentives, the Compensation Committee has provided long-term, equity-based incentive awards to our executive officers. In determining the size and terms of the awards, the Compensation Committee considered benchmark data from our peer group, publicly available market and survey data and the individual performance of the named executive officers.

On August 5, 2024, the Compensation Committee granted Mr. Murphy options to purchase the aggregate number of shares of common stock equal to 7% of the outstanding number of shares of common stock at the time of grant, consisting of (a) a time-based option to purchase 47,910 shares of common stock, or 4% of the outstanding shares of common stock on the date of grant (the “Time-Based Option), and (b) three performance-based options to purchase an aggregate of 35,931 shares of common stock, or 3%, of the outstanding shares of common stock on the date of grant (the “Performance-Based Options” and together with the Time-Based Option, the “Options”). The Time-Based Option has an exercise price of $6.44 and vests in 3 equal annual installments on each of August 5, 2025, August 5, 2026 and August 5, 2027. The Performance-Based Options are each for 11,977 shares of common stock, have an exercise price of $6.44 and vest upon the achievement of the milestones applicable to each Performance-Based Option, as follows: (1) the Company enters into a definitive agreement for a collaboration or partnership, which in the sole judgment of our Board or a committee thereof, constitutes a major strategic partnership that expands the Company's business relationships, (2) the 90-day moving average closing price of the Company’s common stock on The Nasdaq Stock Market LLC exceeds $18.36 per share, and (3) the Company achieves cumulative revenue of $1.5 million from combined cell line sales, IP licensing revenue, including up-front and royalty payments, non-dilutive collaborations, grants and partnerships, as confirmed by our Board or a committee thereof.

The Compensation Committee further approved that in the event that the Company closed an equity financing (in one or more tranches) after August 5, 2024 and on or prior to March 31, 2025 (the “Financing”) and the aggregate number of shares of common stock issuable upon exercise of the Time-Based Option and the Performance-Based Option was equal to less than 4% and 3%, respectively, of the number of shares of common stock outstanding immediately after such Financing (in all cases assuming no exercise of any of the Options) (“Post-Financing Shares Outstanding”), Mr. Murphy would be granted: (a) an additional time-based option to purchase such number of shares of common stock as was equal to 4% of the Post-Financing Shares Outstanding minus the number of shares initially issuable upon exercise of the Time-Based Option, and/or (b) an additional performance-based option to purchase such number of shares of common stock as was equal to 3% of the Post-Financing Shares Outstanding minus the number of shares of common stock initially issuable upon exercise of the Performance-Based Option ((a) and (b) collectively, the “True-Up Options”), each of which would be subject to the vesting requirements (including the vesting commencement date) and substantially the same terms as the Time-Based Option and Performance-Based Option, respectively, other than that the exercise price for such True-Up Options would be the closing price of the common stock on the date of grant, which would be the date of the closing of the Financing. The Company did not close a Financing by the deadline of March 31, 2025, and therefore no True-Up Options were granted.

Other Benefits

In order to attract and retain qualified individuals and pay market levels of compensation, we have historically provided, and will continue to provide, our executives with the following benefits:

•
Health Insurance – We provide each of our executives and their spouses and children the same health, dental, and vision insurance coverage we make available to our other eligible employees.
•
Life and Disability Insurance – We provide each of our executives with the same life and disability insurance as we make available to our other eligible employees.
•
Pension Benefits – We do not provide pension arrangements or post-retirement health coverage for our executives or employees. We implemented a 401(k) Plan effective January 1, 2014. We provide a company matching contribution up to 3.5% of compensation for all participants in the 401(k) plan, including our executive officers, to help attract and retain top talent.
•
Nonqualified Deferred Compensation – We do not provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.
•
Perquisites – We limit the perquisites that we make available to our executive officers. In certain cases, we have reimbursed our executive officers for their relocation expenses on their initial hire.

Severance Arrangements

During Fiscal 2025, none of our executive officers were party to any agreements or arrangements providing for severance payments.

Potential Payments upon Termination or Change in Control

As of March 31, 2025, none of our named executive officers was entitled to receive any payments upon termination or change of control.

Death or Disability Benefits

The outstanding equity awards held by our executive officers provide such executive officers with accelerated vesting if the executive officer terminates services with the Company as a result of death or disability. In order for an equity award to be eligible for accelerated vesting, the executive officer’s death or disability must occur more than 90 days after the date the equity award was granted. With respect to performance-based equity awards, an executive officer will vest at target levels upon the executive officer’s death or disability.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each named executive officer for Fiscal 2025 and Fiscal 2024.

Name and Principal Position	Year or Period	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Keith Murphy(3) Executive Chairman	2025	726,674	—	—	428,113	—	10,870(4)	1,165,657
	2024	657,984	—	—	—	—	23,152(4)	681,136
Norman Staskey(5) Chief Financial Officer	2025	20,925	—	—	—	—	—	20,925
Thomas Hess(6) Former Chief Financial Officer	2025	114,975	—	—	—	—	—	114,975
	2024	199,322	—	—	—	—	—	199,322

______________________

(1)
These amounts represent the grant date fair value of time-based and performance-based stock option awards granted by the Company during the periods presented, determined in accordance with FASB ASC Topic 718. All awards are amortized over either the vesting life or requisite service period of the award. For the assumptions used in our valuations, see “Note 7 – Stockholders’ Equity” of our notes to consolidated financial statements in the Annual Report on Form 10-K for the year ended March 31, 2025, as filed with the SEC on June 5, 2025.
(2)
Includes amounts paid under the Company’s Performance-Based Cash Incentive Award program based on the achievement of corporate and individual performance goals established and measured by the Compensation Committee.
(3)
Mr. Murphy was appointed our Executive Chairman on September 15, 2020. The amounts reported under “Salary” are comprised of the amounts paid to MDBI for its consulting services. Mr. Murphy did not receive a base salary from the Company in Fiscal 2025 or Fiscal 2024. Mr. Murphy also received compensation for services as a member of the Board, which is included in the section entitled “Director Compensation Table” of this Proxy Statement.
(4)
This amount includes $1,250 for expense reimbursements, $3,020 for administrative services and $6,600 for office rent in Fiscal 2025 and $14,777 for expense reimbursements, $1,775 for administrative services and $6,600 for office rent in Fiscal 2024.
(5)
Mr. Staskey was appointed our Chief Financial Officer on December 30, 2024. The amounts reported under "Salary" are comprised of the amounts paid to Danforth for its consulting services related to Mr. Staskey. Mr. Staskey did not receive a base salary from the Company in Fiscal 2025. Mr. Staskey's compensation for Fiscal 2024 has been omitted from this table as Mr. Staskey was not a named executive officer for Fiscal 2024.
(6)
Mr. Hess resigned from the Company as of December 24, 2024, from his part-time role to pursue retirement. The amounts reported under “Salary” are comprised of the amounts paid to Danforth for its consulting services related to Mr. Hess. Mr. Hess did not receive a base salary from the Company in Fiscal 2025 or Fiscal 2024.

Outstanding Equity Awards at Fiscal Year End

The following table shows certain information regarding outstanding equity awards as of March 31, 2025 for our named executive officers:

	Option Awards					Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable		No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Keith Murphy	2,083	(1)	1,250	$28.32	8/31/2032	1,633	(2)	$3,658
	—	(3)	47,910	6.44	8/5/2034
	—	(4)	11,977	6.44	8/5/2034
	—	(5)	11,977	6.44	8/5/2034
	—	(6)	11,977	6.44	8/5/2034

______________________

(1)
The option shares vest in 16 equal quarterly installments beginning August 31, 2022.
(2)
The restricted stock units vested on August 7, 2025.
(3)
The option shares vest in 3 equal annual installments beginning August 5, 2024.
(4)
The option becomes exercisable, if at all, when the Company enters into a definitive agreement for a collaboration or partnership, which in the sole judgment of the Board or a committee thereof, constitutes a major strategic partnership that expands the Company's business relationships.
(5)
The option becomes exercisable, if at all, if the 90-day moving average closing price of the Company's common stock on The Nasdaq Stock Market LLC exceeds $18.36 per share.
(6)
The option becomes exercisable, if at all, if the Company achieves cumulative revenue of $1.5 million from combined cell line sales, IP licensing revenue, including up-front and royalty payments, non-dilutive collaborations, grants and partnerships, as confirmed by the Board or a committee thereof.

As of March 31, 2025, neither Mr. Staskey nor Mr. Hess held any outstanding equity awards.

ITEM 402(V) PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure about the relationship between compensation actually paid for our principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”) and certain financial performance of the Company. As a smaller reporting company, we are permitted to, and have elected to, provide scaled disclosure. The disclosure included in this section does not necessarily align with how the Company or the Compensation Committee views the relationship between the Company's performance and executive compensation. For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company's performance, please refer to "Executive Compensation" beginning on page 27.

Tabular Disclosure of Pay Versus Performance

The following table presents the pay versus performance information for our named executive officers. The amounts set forth in the table below under the headings "Compensation Actually Paid to PEO" and "Average Compensation Actually Paid to Non-PEO NEOs" have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term "compensation actually paid" is required by the SEC's rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by such individuals included in the table. Our Executive Chairman is our principal executive officer and is referred to as PEO in the headers of the following tables.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ("TSR")(3) ($)	Net Loss (in thousands)(4) ($)
2025	1,165,657	887,668	135,900	135,900	1.94	(2,488)
2024	681,136	595,609	343,084	325,899	10.68	(14,671)
2023	621,448	368,248	390,863	301,185	22.72	(17,259)

_____________

(1)
Represents the amounts of total compensation reported for Mr. Murphy (our Executive Chairman) for each corresponding year in the "Total" column of the Summary Compensation Table. Please refer to "Executive Compensation - Summary Compensation Table" for additional details.
(2)
Represents the amount of compensation actually paid as computed in accordance with Item 402(v) of Regulation S-K. Please refer to the table below for adjustments made to the total compensation for our PEO and average total compensation for our Non-PEO NEOs each year to determine the compensation actually paid:

	PEO			Average of Non-PEO NEOs
	2025	2024	2023	2025	2024	2023
Summary Compensation Table Total	$1,165,657	$681,136	$621,448	$135,900	$343,084	$390,863
Less: Grant Date Fair Value of Equity Awards as reported in Summary Compensation Table(a)	428,113	—	73,921	—	15,446	73,921
Adjusted fair value of equity awards
Fair value at year-end of awards granted during the year that are outstanding and unvested	163,003	—	60,894	—	7,502	60,894
Change in fair value at year-end of awards granted in prior years that are outstanding and unvested from prior year-end	(10,074)	(56,805)	(47,955)	—	—	(15,523)
Fair value at vesting date of equity awards granted during the year that vested during the year	—	—	7,691	—	5,020	7,691
Change in fair value at vesting date of equity awards granted in prior years that vested during the year from prior year-end	(2,806)	(28,723)	(199,909)	—	(14,261)	(68,819)
Compensation Actually Paid	$887,668	$595,609	$368,248	$135,900	$325,899	$301,185

_____________

(a)
Represents the total of the amounts reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable year.

(3)
TSR is determined based on the value of an initial fixed investment of $100 on March 31, 2021. Cumulative TSR is calculated by dividing (i) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company's stock price at the end and the beginning of the measurement period by (ii) the Company's stock price at the beginning of the measurement period.

(4)
Represents the net loss attributable to the Company for each applicable fiscal year as reported in our audited financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2025 and 2024, as filed with the SEC on June 5, 2025 and May 31, 2024, respectively.

Narrative Disclosure to Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationship between the information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Loss

The graph below shows the relationship between the compensation actually paid to our PEO, the average of compensation actually paid to our non-PEO NEOs and our net loss during the three most recently completed fiscal years.

PEO and Average non-PEO NEO Compensation Actually Paid vs. Net Loss
Compensation Actually Paid ($ Thousands)
1,000
900
800
700
600
500
400
300
200
100
-
Net Loss ($ Thousands)
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
(14,000)
(16,000)
(18,000)
(20,000)
368
301
596
326
888
136
(17,259)
(14,671)
(2,488)
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Non-PEO NEOs Average Compensation Actually Paid
VIVS Net Loss

We do not use net loss as a performance measurement in our executive compensation. As a pre-commercial stage company, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our non-PEO NEOs and the Company's cumulative TSR over the three most recently completed fiscal years.

PEO and Average non-PEO NEO Compensation Actually Paid vs. Company TSR
Compensation Actually Paid ($ Thousands)
950
850
750
650
550
450
350
250
150
50
(50)
Company TSR (FYE 2020 Indexed to $100)
$120
$100
$80
$60
$40
$20
$-
368
301
596
326
888
136
22.72
10.68
1.94
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Non-PEO NEOs Average Compensation Actually Paid
VIVS TSR

All information provided above under the "Pay Versus Performance" heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

REPORT OF THE AUDIT COMMITTEE

The following is the report of our Audit Committee with respect to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, filed with the SEC on June 5, 2025. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee currently consists of three directors, each of whom is an “independent director” as defined under the listing standards for the Nasdaq Capital Market and the rules and regulations of the SEC. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the Company’s website at www.vivosim.ai.

The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm for the fiscal year ended March 31, 2025, Rosenberg Rich Baker Berman P.A. (“RRBB P.A.”), was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with RRBB P.A. to review the financial statements included in the Form 10-K. The Audit Committee discussed with a representative of RRBB P.A. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with RRBB P.A., with and without management present, to discuss the overall scope of RRBB P.A.'s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from RRBB P.A. required by applicable requirements of the PCAOB regarding RRBB P.A.’s communications with the Audit Committee concerning independence, and has discussed with RRBB P.A. its independence, and satisfied itself as to the independence of RRBB P.A.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended March 31, 2025 be included in the Company’s Form 10-K and filed with the SEC.

The Audit Committee of the Board of Directors:

Alison Tjosvold Milhous (Chair)
Douglas Jay Cohen
Adam Stern

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since April 1, 2024, there have not been any transactions or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at fiscal year-end for the last two completed fiscal years, and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than (i) the transactions described below and (ii) the compensation arrangements with our executive officers and non-employee directors described in “Executive Compensation” and “Director Compensation,” respectively.

Intercompany Agreement with Viscient

Viscient is an entity for which Keith Murphy, our Executive Chairman and member of our Board, serves as the Chief Executive Officer and President. Messrs. Stern, Cohen and Gobel (through the Methuselah Foundation and the Methuselah Fund) have invested funds through a convertible promissory note in Viscient, but do not serve as an employee, officer or director of Viscient.

On December 28, 2020, the Company entered into an intercompany agreement (the “Intercompany Agreement”) with Viscient and Organovo, Inc., our wholly-owned subsidiary, which included an asset purchase agreement for certain lab equipment. Pursuant to the Intercompany Agreement, the Company agreed to provide Viscient certain services related to 3D bioprinting technology, which includes, but is not limited to, histology services, cell isolation, and proliferation of cells and Viscient agreed to provide the Company certain services related to 3D bioprinting technology, including bioprinter training, bioprinting services, and qPCR assays, in each case on payment terms specified in the Intercompany Agreement and as may be further determined by the parties. In addition, the Company and Viscient each agreed to share certain facilities and equipment, and, subject to further agreement, to each make certain employees available for specified projects for the other party at prices to be determined in good faith by the parties. During the second quarter of fiscal 2025 and first quarter of fiscal 2026, the companies added Statements of Work to the Intercompany Agreement, pursuant to which Viscient agreed to provide the Company with certain testing services related to the Company's ongoing research and development (“R&D”). The Company evaluated the accounting for the Intercompany Agreement and concluded that any services provided by Viscient to the Company will be expensed as incurred, and any compensation for services provided by the Company to Viscient will be considered a reduction of personnel related expenses. Any services provided to Viscient do not fall under Financial Accounting Standards Board Topic 606 (“Revenue from Contracts with Customers”) as the Intercompany Agreement is not a contract with a customer. For the year ended March 31, 2025, the Company incurred approximately $118,000 in R&D consulting expenses from Viscient. The Company did not incur any consulting expenses during the fiscal year ended March 31, 2024. Additionally, for the fiscal years ended March 31, 2025 and 2024, the Company provided approximately $3,000 and $14,000 of histology services to Viscient, respectively.

Related Party Transaction Policy and Procedures

Pursuant to our written Related Party Transaction Policy and Procedures, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee or a committee of our independent directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to us and the related party, the nature of the related party’s relationship with us and whether the transaction would be likely to impair (or create an appearance of impairing) the judgement of a director or executive officer to act in our best interest. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

OTHER MATTERS

The Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor. This Proxy Statement and the accompanying materials are being mailed and made available to stockholders, in accordance with SEC rules, by providing access to these documents on the internet in addition to mailing printed copies. The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact, but they will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2026 Annual Meeting must do so by sending the proposal to our Corporate Secretary at VivoSim Labs, Inc., 11555 Sorrento Valley Rd., Suite 100, San Diego, CA 92121. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2026 Annual Meeting is July 6, 2026, which is not more than 120 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the Annual Meeting (i.e., November 3, 2026). Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2026 Annual Meeting, any such stockholder proposal must be received by our Corporate Secretary on or before July 6, 2026, and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act, as well as the applicable requirements of our Bylaws. Any stockholder proposal received after July 6, 2026 will be considered untimely and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws. Stockholders interested in nominating a person for election as directors must also comply with the regulations under Exchange Act Rule 14a-19 (“Rule 14a-19”), which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors.

Our Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not later than 5:00 p.m. Pacific Time on the 45th day nor earlier than 9:00 a.m. Pacific Time on the 75th day prior to the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the Annual Meeting (i.e., November 3, 2026) and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2026 Annual Meeting, such a proposal must be received by the Company on or after 9:00 a.m. Pacific Time on August 20, 2026 but no later than 5:00 p.m. Pacific Time on September 19, 2026. Additionally, pursuant to Rule 14a-19, nominations of persons for elections as directors must also be postmarked or electronically submitted no later than October 18, 2026. If the date of the 2026 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the one-year anniversary date of the Annual Meeting, notice must be received no earlier than 5:00 p.m. Pacific Time on the 120th day prior to such Annual Meeting and not later than 5:00 p.m. Pacific Time on the later of (i) the 90th day prior to such Annual Meeting or (ii) the 10th day following the day on which the public announcement of the date of such Annual Meeting is first made.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

We have adopted “householding,” a procedure approved by the SEC under which stockholders who share an address will receive a single copy of the Annual Report for the fiscal year ended March 31, 2025 (the “Annual Report”), Proxy Statement and Notice. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution of documents related to the Annual Meeting. If you reside at the same address as another VivoSim Labs, Inc. stockholder and wish to receive a separate copy of the Annual Report, Proxy

Statement and Notice, you may do so by making a written or oral request to: VivoSim Labs, Inc., 11555 Sorrento Valley Rd., Suite 100, San Diego, CA 92121, Attn: Corporate Secretary, telephone (858) 224-1000. Upon your request, we will promptly deliver a separate copy to you. The Annual Report, Proxy Statement and Notice are also available at www.proxyvote.com.

Some brokers household proxy materials, delivering a single Proxy Statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Annual Report, Proxy Statement and Notice, please notify your broker directly. You may also write to: Continental Stock Transfer and Trust, 1 State Street Plaza, 30th Floor, New York, NY 10004, Attention: Stephen Jones, and include your name, the name of your broker or other nominee, and your account number(s). Any stockholders who share the same address and currently receive multiple copies of the Annual Report, Proxy Statement and Notice who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or VivoSim Labs, Inc. at the contact information listed above, to request information about householding.

ANNUAL REPORT ON FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended March 31, 2025 with the SEC on June 5, 2025 (the “Annual Report”). A copy of the Company’s Annual Report has been mailed to the stockholders of record and will also be made available (without exhibits), free of charge, to interested stockholders upon written request to VivoSim Labs, Inc., 11555 Sorrento Valley Rd., Suite 100, San Diego, CA 92121, Attention: Corporate Secretary. The Annual Report is not incorporated into this Proxy Statement and is not considered to be proxy soliciting material.

BY ORDER OF THE BOARD OF DIRECTORS
Keith Murphy
Executive Chairman and Corporate Secretary

SCAN TO VIEW MATERIALS & VOTEw ORGANOVO HOLDINGS, INC. 11555 SORRENTO VALLEY ROAD, SUITE 100 SAN DIEGO, CA 92121 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ONVO2023 You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time October 30, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V23258-P98852 ORGANOVO HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1.To elect each of Keith Murphy and Adam Stern as aClass III director to hold office until the 2026Annual Meeting of Stockholders and until his respective successor is elected and qualified. Nominees:ForWithhold 1a.Keith Murphy!! 1b.Adam Stern !! The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.ForAgainstAbstain 2.To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending!!! March 31, 2024. 3.To approve, on an advisory basis, the compensation of our named executive officers.!!! 4.To approve the Organovo Holdings, Inc. 2023 Employee Stock Purchase Plan.!!! 5.To approve an amendment to our Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation.!!! NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized office

You are cordially invited to attend our 2023 Annual Meeting of Stockholders, to be held virtually via live webcast at www.virtualshareholdermeeting.com/ONVO2023 at 9:00 a.m. Pacific Time on October 31, 2023. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V23259-P98852 ORGANOVO HOLDINGS, INC. Annual Meeting of Stockholders October 31, 2023, 9:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Keith Murphy and Thomas Hess, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of ORGANOVO HOLDINGS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on October 31, 2023, via live webcast at www.virtualshareholdermeeting.com/ONVO2023 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3, 4 AND 5. This Proxy is governed by the laws of the State of Delaware. Continued and to be signed on reverse side